Exhibit 10(a)



            Consent of Independent Registered Public Accounting Firm


We consent to the reference to our firm under the caption "Independent Registered Public Accounting Firm" in Post-Effective Amendment No. 9 to the Registration Statement (Form N-4 No. 333-91182) pertaining to Lincoln New York Account N for Variable Annuities, which is incorporated by reference into Post-Effective Amendment No. 10, and to the use therein of our reports dated (a) March 24, 2006, with respect to the financial statements of Lincoln Life & Annuity Company of New York, and (b) March 1, 2006, with respect to the financial statements of Lincoln New York Account N for Variable Annuities.


                                        /s/ Ernst & Young

Fort Wayne, Indiana
November 3, 2006